Filed pursuant to Rule 497

File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 13 dated December 22, 2017

To

Prospectus dated April 28, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 28, 2017, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through December 21, 2017, we received and accepted subscriptions in our offerings for approximately 102,080,800 shares of our common stock at an average price per share of $10.29, for corresponding gross proceeds of approximately $1,049,985,200, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

This supplement amends the indicated section of the Prospectus as follows:

PROSPECTUS SUMMARY

The section of the Prospectus entitled “Prospectus Summary — Recent Developments” is hereby amended by adding the following as a new subsection thereof on page 22:

MS Credit Facility

On December 19, 2017, 33rd Street Funding, LLC, or 33rd Street Funding, our newly-formed, wholly-owned, special purpose financing subsidiary, entered into a senior secured credit facility, or the MS Credit Facility, with Morgan Stanley Bank, N.A., or MS, as lender, Morgan Stanley Asset Funding Inc., as administrative agent, CIM, as portfolio manager, and U.S. Bank National Association, as collateral agent, account bank and collateral custodian. The MS Credit Facility provides for a revolving credit facility in an aggregate principal amount of up to $200,000,000, subject to compliance with a borrowing base. 33rd Street Funding did not draw down on any borrowings under the MS Credit Facility on the closing date.

 Advances under the MS Credit Facility will be available through December 19, 2020 and will bear interest at a floating rate equal to the three-month LIBOR, plus a spread of (i) 3.0% per year through December 19, 2020 and (i) 3.5% per year thereafter through December 19, 2022. Interest is payable quarterly in arrears. All advances under the MS Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than December 19, 2022. 33rd Street Funding may prepay advances pursuant to the terms and conditions of the loan and servicing agreement, subject to a 3% premium if the amount of the MS Credit Facility is reduced below $100,000,000 or terminated on or prior to December 19, 2018, and subject to a 2% or 1% premium if the amount of the MS Credit Facility is reduced or terminated on or prior to December 19, 2019 or December 19, 2020, respectively. In addition, 33rd Street Funding will be subject to a non-usage fee of 0.75% per year on the greater of (x) the amount, if any, of the aggregate principal amount available under the MS Credit Facility that has not been borrowed during the period from June 19, 2018 through December 19, 2020 and (y) 75% of $200,000,000 (or such smaller amount if the committed facility amount is reduced pursuant to the terms and conditions of the loan and servicing agreement). The non-usage fees, if any, are payable quarterly in arrears. 33rd Street Funding incurred certain customary costs and expenses in connection with obtaining the MS Credit Facility.

We contributed loans and other corporate debt securities, or collectively, the Assets, to 33rd Street Funding on the closing date pursuant to a sale and contribution agreement in exchange for 100% of the membership interests of 33rd Street Funding, and may contribute additional Assets to 33rd Street Funding from time to time after the closing date.

33rd Street Funding’s obligations to MS under the MS Credit Facility are secured by a first priority security interest in all of the assets of 33rd Street Funding, including its portfolio of Assets. The obligations of 33rd Street Funding under the MS Credit Facility are non-recourse to us, and our exposure under the MS Credit Facility is limited to the value of our investment in 33rd Street Funding. 33rd Street Funding has appointed CIM to manage its portfolio of Assets pursuant to the terms of a portfolio management agreement.

In connection with the MS Credit Facility, 33rd Street Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The MS Credit Facility contains customary events of default for similar financing transactions, including, without limitation: (a) the failure to make any payment when due and thereafter (other than with respect to payments of principal and interest), within one business day following the earlier of (i) 33rd Street Funding becoming aware of such failure; or (ii) notice of such default is provided by MS; (b) the insolvency or bankruptcy of 33rd Street Funding, us or CIM; (c) a change of control of 33rd Street Funding shall have occurred or CIM ceases to be our investment advisor; (d) the failure by 33rd Street Funding to make any payment when due in connection with any of its other indebtedness having an aggregate value of at least $500,000, or any other default by 33rd Street Funding of any agreement related to such indebtedness; (e) any representation, warranty, condition or agreement of 33rd Street Funding, us or CIM under the loan and servicing agreement is incorrect or not performed, which if capable of being cured, is not cured within 30 days; and (f) the failure to satisfy certain financial covenants, which if capable of being cured, is not cured within the time period specified in the loan and servicing agreement. Upon the occurrence and during the continuation of an event of default, MS may declare the outstanding advances and all other obligations under the MS Credit Facility immediately due and payable.

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